For the fiscal period ended 12/31/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

           Transactions Effected Pursuant  to
Rule 10f-3

I.  Global Portfolio

1.   Name of Issuer
     United Parcel Service, Inc.

2.   Date of Purchase
     11/9/1999

3.   Number of Securities Purchased
     124,000

4.   Dollar Amount of Purchase
     $6,225,000

5.   Price Per Unit
     $50.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Credit Suisse & Morgan Stanley

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Bear, Stearns & Co.,  Inc.
Credit Suisse First Boston Corporation
Donaldson,   Lufkin  &  Jenrette   Securities
Corporation
Lehman Brothers Inc.
Merrill   Lynch,  Pierce,  Fenner   &   Smith
Incorporated
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Sanford C. Bernstein & Co., Inc.
BancBoston Robertson Stephens Inc.
A.G. Edwards & Sons, Inc.
Edward D. Jones & Co., L.P.
Lazard Freres & Co. LLC
Nesbitt Burns Securities Inc.
RBC Dominion Securities Corporation
J.C. Bradford & Co.
Gruntal & Co., L.L.C.
Legg Mason Wood Walker, Incorporated
Ramirez & Co., Inc.
Blaylock & Partners, L.P.
Chatsworth Securities LLC
First Union Securities, Inc.
Guzman & Company
J.J.B. Hilliard, W.L. Lyons, Inc.
Jackson Securities Incorporated
Morgan Keegan & Company, Inc.
The Robertson-Humphrey Company, LLC
E*Offering Corp.
Charles Schwab & Co. Inc.
Goldman, Sachs & Co.
Warburg Dillon Read LLC
ABN Amro Incorporated
Bank of America Securities LLC
Deutsche Bank Securities, Inc.
ING Barings LLC
Melvin Securities, L.L.C.
Ramirez & Co., Inc.
Scott & Stringfellow, Inc.
Muriel Siebert & Co., Inc.
Tucker Anthony Cleary Gull
Utendahl Capital Partners, L.P.
Wachovia Securities, Inc.
The Williams Capital Group, L.P.
Morgan Stanley & Co. International Limited
Goldman Sachs International
Merrill Lynch International
Credit Suisse First Boston (Europe) Limited
Salomon Brothers International Limited
UBS  AG,  acting through its division Warburg
Dillon Read
ABN AMRO Rothsfchild
Banca D'Intermediazione Mobiliare IMI S.P.A.
BBV Interactivos, S.A., S.V.B.
Commerzbank Aktiengesellschaft
Credit Agricole Indoduez
HSBC Investment Bank plc
Kleinwort Benson Securities Limited
Tokyo Mitsuibishi International plc



For the fiscal period ended 12/31/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

           Transactions Effected Pursuant  to
Rule 10f-3

I.  Global Portfolio

1.   Name of Issuer
     Agency.com

2.   Date of Purchase
     12/8/1999

3.   Number of Securities Purchased
     9,400

4.   Dollar Amount of Purchase
     $244,400

5.   Price Per Unit
     $26.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Goldman Sachs & Co.

7.     Other   Members  of  the  Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Salomon Smith Barney Inc.
Hambrecht & Quist LLC

For the fiscal period ended 12/31/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Diversified Conservative Growth Portfolio

1.   Name of Issuer
     United Parcel Service, Inc.

2.   Date of Purchase
     11/09/1999

3.   Number of Securities Purchased
     400

4.   Dollar Amount of Purchase
     $20,000

5.   Price Per Unit
     $50.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Morgan Stanley

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER


Bear, Stearns & Co.,  Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Sanford C. Bernstein & Co., Inc.
BancBoston Robertson Stephens Inc.
A.G. Edwards & Sons, Inc.
Edward D. Jones & Co., L.P.
Lazard Freres & Co. LLC
Nesbitt Burns Securities Inc.
RBC Dominion Securities Corporation
J.C. Bradford & Co.
Gruntal & Co., L.L.C.
Legg Mason Wood Walker, Incorporated
Ramirez & Co., Inc.
Blaylock & Partners, L.P.
Chatsworth Securities LLC
First Union Securities, Inc.
Guzman & Company
J.J.B. Hilliard, W.L. Lyons, Inc.
Jackson Securities Incorporated
Morgan Keegan & Company, Inc.
The Robertson-Humphrey Company, LLC
E*Offering Corp.
Charles Schwab & Co. Inc.
Goldman, Sachs & Co.
Warburg Dillon Read LLC
ABN Amro Incorporated
Bank of America Securities LLC
Deutsche Bank Securities, Inc.
ING Barings LLC
Melvin Securities, L.L.C.
Ramirez & Co., Inc.
Scott & Stringfellow, Inc.
Muriel Siebert & Co., Inc.
Tucker Anthony Cleary Gull
Utendahl Capital Partners, L.P.
Wachovia Securities, Inc.
The Williams Capital Group, L.P.
Morgan Stanley & Co. International Limited
Goldman Sachs International
Merrill Lynch International
Credit Suisse First Boston (Europe) Limited
Salomon Brothers International Limited
UBS AG, acting through its division Warburg Dillon Read
ABN AMRO Rothsfchild
Banca D'Intermediazione Mobiliare IMI S.P.A.
BBV Interactivos, S.A., S.V.B.
Commerzbank Aktiengesellschaft
Credit Agricole Indoduez
HSBC Investment Bank plc
Kleinwort Benson Securities Limited
Tokyo Mitsuibishi International plc









For the fiscal period ended 12/31/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Diversified Conservative Growth Portfolio

1.   Name of Issuer
     Genentech Inc.

2.   Date of Purchase
     10/20/1999

3.   Number of Securities Purchased
     200

4.   Dollar Amount of Purchase
     $28,700

5.   Price Per Unit
     $143.50

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     JP Morgan

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Prudential Securities Incorporated
BancBoston Robertson Stephens Inc.
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
Lehman Brothers, Inc.
ING Baring  LLC
Warburg Dillon Read LLC
Adams, Harkness & Hill, Inc.
Bank Am Bellevue
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
Gerard Klauer Mattison & Co., Inc.
Hambrecht & Quist LLC
SG Cowen Securities Corporation
U.S. Bancorp Piper Jaffray Inc.


For the fiscal period ended 12/31/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Jennison Portfolio

1.   Name of Issuer
     United Parcel Service, Inc.

2.   Date of Purchase
     11/9/1999

3.   Number of Securities Purchased
     63,100

4.   Dollar Amount of Purchase
     $3,155,000

5.   Price Per Unit
     $50.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Morgan Stanley & Co. Incorporated

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Bear, Stearns & Co.,  Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Sanford C. Bernstein & Co., Inc.
BancBoston Robertson Stephens Inc.
A.G. Edwards & Sons, Inc.
Edward D. Jones & Co., L.P.
Lazard Freres & Co. LLC
Nesbitt Burns Securities Inc.
RBC Dominion Securities Corporation
J.C. Bradford & Co.
Gruntal & Co., L.L.C.
Legg Mason Wood Walker, Incorporated
Ramirez & Co., Inc.
Blaylock & Partners, L.P.
Chatsworth Securities LLC
First Union Securities, Inc.
Guzman & Company
J.J.B. Hilliard, W.L. Lyons, Inc.
Jackson Securities Incorporated
Morgan Keegan & Company, Inc.
The Robertson-Humphrey Company, LLC
E*Offering Corp.
Charles Schwab & Co. Inc.
Goldman, Sachs & Co.
Warburg Dillon Read LLC
ABN Amro Incorporated
Bank of America Securities LLC
Deutsche Bank Securities, Inc.
ING Barings LLC
Melvin Securities, L.L.C.
Ramirez & Co., Inc.
Scott & Stringfellow, Inc.
Muriel Siebert & Co., Inc.
Tucker Anthony Cleary Gull
Utendahl Capital Partners, L.P.
Wachovia Securities, Inc.
The Williams Capital Group, L.P.
Morgan Stanley & Co. International Limited
Goldman Sachs International
Merrill Lynch International
Credit Suisse First Boston (Europe) Limited
Salomon Brothers International Limited
UBS AG, acting through its division Warburg Dillon Read
ABN AMRO Rothsfchild
Banca D'Intermediazione Mobiliare IMI S.P.A.
BBV Interactivos, S.A., S.V.B.
Commerzbank Aktiengesellschaft
Credit Agricole Indoduez
HSBC Investment Bank plc
Kleinwort Benson Securities Limited
Tokyo Mitsuibishi International plc


For the fiscal period ended 12/31/1999
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Jennison Portfolio

1.   Name of Issuer
     Genentech Inc.

2.   Date of Purchase
     10/20/1999

3.   Number of Securities Purchased
     37,100

4.   Dollar Amount of Purchase
     $5,323,850

5.   Price Per Unit
     $143.50

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     JP Morgan

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney, Inc.
BancBoston Robertson Stephens Inc.
Warburg Dillon Read LLC
Adams, Harkness & Hill, Inc.
Bank Am Bellevue
Bear, Stearns & Co. Inc
CIBC World Markets Corp.
Gerard Klauer Mattison & Co., Inc.
Hambrecht & Quist LLC
ING Barings LLC
SG Cowen Securities Corporation
U.S. Bancorp Piper Jaffray Inc.

For the fiscal period ended 12/31/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   20/20 Focus Portfolio

1.   Name of Issuer
     Agency.Com Ltd.

2.   Date of Purchase
     12/8/1999

3.   Number of Securities Purchased
     600

4.   Dollar Amount of Purchase
     $15,600

5.   Price Per Unit
     $26.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     Goldman, Sachs Inc.

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Prudential Securities Incorporated
Salomon Smith barney Inc.
Hambrecht & Quist LLC
Edward D. Jones & Co., L.P.
SG Cowen Securities Corporation
Robert W. Bairs & Co. Incorporated
The Chapman Company
Dain Rauscher Incorporated
Friedman, Billings, Ramsey & Co., Inc.
Legg Mason Wood Walker,Incorporated
McDonald Investments Inc.
Sands Brothers & Co., Ltd.
Tucker Anthony Cleary Gull
Wit Capital Corporation


For the fiscal period ended 12/31/99
File number 811-03623

                         SUB-ITEM 77-0

                         EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   20/20 Focus Portfolio

1.   Name of Issuer
     United Parcel Service, Inc.

2.   Date of Purchase
     11/9/1999

3.   Number of Securities Purchased
     700

4.   Dollar Amount of Purchase
     $35,000

5.   Price Per Unit
     $50

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
     DLJ & CS First Boston

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER


Bear, Stearns & Co.,  Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Sanford C. Bernstein & Co., Inc.
BancBoston Robertson Stephens Inc.
A.G. Edwards & Sons, Inc.
Edward D. Jones & Co., L.P.
Lazard Freres & Co. LLC
Nesbitt Burns Securities Inc.
RBC Dominion Securities Corporation
J.C. Bradford & Co.
Gruntal & Co., L.L.C.
Legg Mason Wood Walker, Incorporated
Ramirez & Co., Inc.
Blaylock & Partners, L.P.
Chatsworth Securities LLC
First Union Securities, Inc.
Guzman & Company
J.J.B. Hilliard, W.L. Lyons, Inc.
Jackson Securities Incorporated
Morgan Keegan & Company, Inc.
The Robertson-Humphrey Company, LLC
E*Offering Corp.
Charles Schwab & Co. Inc.
Goldman, Sachs & Co.
Warburg Dillon Read LLC
ABN Amro Incorporated
Bank of America Securities LLC
Deutsche Bank Securities, Inc.
ING Barings LLC
Melvin Securities, L.L.C.
Ramirez & Co., Inc.
Scott & Stringfellow, Inc.
Muriel Siebert & Co., Inc.
Tucker Anthony Cleary Gull
Utendahl Capital Partners, L.P.
Wachovia Securities, Inc.
The Williams Capital Group, L.P.
Morgan Stanley & Co. International Limited
Goldman Sachs International
Merrill Lynch International
Credit Suisse First Boston (Europe) Limited
Salomon Brothers International Limited
UBS AG, acting through its division Warburg Dillon Read
ABN AMRO Rothsfchild
Banca D'Intermediazione Mobiliare IMI S.P.A.
BBV Interactivos, S.A., S.V.B.
Commerzbank Aktiengesellschaft
Credit Agricole Indoduez
HSBC Investment Bank plc
Kleinwort Benson Securities Limited
Tokyo Mitsuibishi International plc